UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(D)

of the Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported): October 24, 2013

R. R. DONNELLEY & SONS COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-4694	36-1004130
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 South Wacker Drive

Chicago, Illinois 60606

(Address of principal executive offices)

Registrant’s Telephone Number, Including Area Code: (312) 326-8000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 2.02	Results of Operations and Financial Condition.

On October 24, 2013, R. R. Donnelley & Sons Company (“R. R. Donnelley”) issued a press release reporting R. R. Donnelley’s preliminary results for the third quarter ended September 30, 2013.

Information in this Item 2.02 and the corresponding sections of Exhibit 99.1 hereto shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, or the Exchange Act except as otherwise expressly stated in such a filing.

Item 8.01	Other Events.

On October 24, 2013, R. R. Donnelley issued press releases announcing, among other things, entry into an Agreement and Plan of Merger (the “Merger Agreement”) with Consolidated Graphics, Inc., a Texas corporation (“Consolidated Graphics”). A copy of these press releases is attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and the sections thereof corresponding to such announcement are hereby incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 99.1.	Press Release issued by R. R. Donnelley & Sons Company on October 24, 2013.

Exhibit 99.2.	Joint Press Release issued by R. R. Donnelley & Sons Company and Consolidated Graphics, Inc. on October 24, 2013.

Additional Information and Where To Find It

This report relates to a proposed transaction between R. R. Donnelley and Consolidated Graphics, which will become the subject of a registration statement on Form S-4 and proxy statement/prospectus forming a part thereof, to be filed with the SEC by R. R. Donnelley and Consolidated Graphics. This report is not a substitute for the registration statement and proxy statement/prospectus that R. R. Donnelley and Consolidated Graphics will file with the SEC or any other documents that R. R. Donnelley or Consolidated Graphics may file with the SEC or send to shareholders of Consolidated Graphics in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF CONSOLIDATED GRAPHICS ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED BY R. R. DONNELLEY OR CONSOLIDATED GRAPHICS WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus (when available) and other relevant documents filed or that will be filed by R. R. Donnelley or Consolidated Graphics with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the registration statement, proxy statement/prospectus and other relevant documents filed by R. R. Donnelley with the SEC will be available free of charge on R. R. Donnelley’s internet website at http://investor.rrd.com/sec.cfm or by contacting R. R. Donnelley’s Investor Relations Department at (800) 742-4455. Copies of the proxy statement/prospectus and other relevant documents filed by Consolidated Graphics with the SEC will be available free of charge on Consolidated Graphics’ internet website at http://investors.cgx.com/phoenix.zhtml?c=78535&p=irol-sec or by contacting Consolidated Graphics’ Investor Relations Department at (713) 787-0977.

No Offer or Solicitation

This report does not constitute an offer to sell, or an invitation to subscribe for, purchase or exchange, any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance, exchange or transfer of the securities referred to in this announcement in any jurisdiction in contravention of applicable law.

Participants in the Solicitation

R. R. Donnelley, Consolidated Graphics, and their respective directors and executive officers may be considered participants in the solicitation of proxies from shareholders of Consolidated Graphics in connection with the proposed transaction. Information about the directors and executive officers of Consolidated Graphics is set forth in its proxy statement for its 2013 annual meeting of shareholders, which was filed with the SEC on July 9, 2013. Information about the directors and executive officers of R. R. Donnelley is set forth in its proxy statement for its 2013 annual meeting of stockholders, which was filed with the SEC on April 15, 2013. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Use of Forward-Looking Statements

This report includes certain “forward-looking statements” within the meaning of, and subject to the safe harbor created by, Section 21E of the Securities Exchange Act of 1934, as amended, with respect to the business, strategy and plans of R. R. Donnelley, its expectations relating to the proposed transaction with Consolidated Graphics and its future financial condition and performance, including estimated synergies. Statements that are not historical facts, including statements about R. R. Donnelley managements’ beliefs and expectations, are forward-looking statements. Words such as “believes”, “anticipates”, “estimates”, “expects”, “intends”, “aims”, “potential”, “will”, “would”, “could”, “considered”, “likely”, “estimate” and variations of these words and similar future or conditional expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. While R. R. Donnelley believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond R. R. Donnelley’s control. By their nature, forward-looking statements involve risk and uncertainty because they relate to events and depend upon future circumstances that may or may not occur. Actual results may differ materially from R. R. Donnelley’s current expectations depending upon a number of factors affecting R. R. Donnelley’s business and risks associated with the successful execution and integration of the proposed transaction with Consolidated Graphics and the performance of R. R. Donnelley’s business following such transaction. These factors include, among others, the inherent uncertainty associated with financial projections; the volatility and disruption of the capital and credit markets, and adverse changes in the global economy; factors that affect customer demand, including changes in postal rates and postal regulations, changes in the capital markets, changes in advertising markets, the rate of migration from paper-based forms to digital format, customers’ budgetary constraints and customers’ changes in short-range and long-range plans; customers’ financial strength; shortages or changes in availability, or increases in costs of, key materials (such as ink, paper and fuel); changes in tax laws or interpretations that could increase R. R. Donnelley’s consolidated tax liabilities; the reliability of the participants to R. R. Donnelley’s lending agreements; competitive pressures in all markets in which R. R. Donnelley operates; successful completion of the proposed transaction with Consolidated Graphics; the ability to implement plans for the integration of the proposed transaction, including with respect to sales forces, cost containment, asset rationalization and other key strategies and the ability to recognize the anticipated synergies and benefits of the proposed transaction; the receipt of required regulatory approvals for the proposed transaction (including the approval of antitrust authorities necessary to complete the proposed transaction); and such other risks and uncertainties detailed in R. R. Donnelley’s periodic public filings with the SEC, including but not limited to those discussed under “Risk Factors” in R. R. Donnelley’s Form 10-K for the fiscal year ended December 31, 2012, in R. R. Donnelley’s subsequent filings with the SEC and in other investor communications of R. R. Donnelley from time to time. R. R. Donnelley does not undertake to and specifically declines any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect future events or circumstances after the date of such statement or to reflect the occurrence of anticipated or unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

R. R. DONNELLEY & SONS COMPANY

Date: October 24, 2013
	By:	/s/ Suzanne S. Bettman
Suzanne S. Bettman
Executive Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by R. R. Donnelley & Sons Company on October 24, 2013.

99.2	Joint Press Release issued by R. R. Donnelley & Sons Company and Consolidated Graphics, Inc. on October 24, 2013.